Income Taxes	3 Months Ended
Mar. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
Note 7: Income taxes
We are subject to federal and state income taxes in Korea and the United States. We account for our provision for income taxes in accordance with ASC 740, Income Taxes, which requires an estimate of the annual effective tax rate for the full year to be applied to the interim period, taking into account year-to-date amounts
and projected results for the full year.
Our effective tax rate varies from the statutory Korean income tax rate due to the effect of foreign rate differential, withholding taxes, state and local income taxes, foreign derived intangible income (FDII) deduction, research and development credits, and a valuation allowance on Korean deferred tax assets. Our effective tax rate could fluctuate significantly from quarter to quarter based on variations in the estimated and actual level of pre-tax income
or loss by jurisdiction, changes in enacted tax laws and regulations, and changes in estimates regarding non-deductible expenses
and tax credits. As of March 31, 2023, and December 31, 2022, we have provided a valuation allowance against our net deferred tax assets that we believe, based on the weight of available evidence, are more likely than not to be realized.
The income tax expense of $6.8 million for the three months ended March 31, 2023, reflects an effective tax rate of 22.2% which is lower than the effective tax rate of 24.6% for the three months ended March 31, 2022. The decrease in rate from 2022 to 2023 is primarily due to a reduction in the Korean tax rate and changes in the valuation allowance offset by a reduction in the FDII benefit.
The effective tax rate of 22.2% for the three months ended March 31, 2023, is higher than the Korean statutory rate of 19%, primarily due to foreign rate differential and state taxes. The effective rate of 22.2% includes a discrete tax provision and offsetting valuation allowance release of $411 thousand related to a significant foreign currency exchange gain in the three months ended March 31, 2023, as well as a $161 thousand discrete provision related to a change in the state tax rate.